PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Mar. 31, 2022
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Schedule of prepaid expenses and other current assets

	March 31, 2021	March 31, 2022
	RMB	RMB

VAT-input deductible	71,989	54,728
Prepaid financial advisory service fee (i)	12,000	12,000
Prepaid marketing expense	3,955	7,877
Prepaid consulting and professional service fees	6,495	5,383
Prepaid insurance cost	4,325	4,973
Prepaid rental expense	2,207	2,469
Prepayment for used vehicles	4,689	—
Others	2,176	2,582
	107,836	90,012

(i) The Company entered into a long-term strategic cooperation agreement with Golden Pacer in April 2020, and an aggregate amount of RMB60.0 million as prepayment was made in exchange for a 5-year financial solution advisory services from Golden Pacer. As of March 31, 2022, RMB12.0 million was recorded in prepaid expenses and other current assets, and RMB24.0 million was recorded in “other non-current assets”.